BlackRock Liquidity Funds

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 23, 2022 to the Statement of Additional Information of the Funds, dated February 28, 2022, as amended and supplemented to date

The section of the Funds’ Statement of Additional Information entitled “Additional Purchase and Redemption Information – General” is amended to insert the following as the second paragraph of that section:

If a share class permits telephone purchases and redemptions, the Funds, their administrator and/or the distributor will employ reasonable procedures to confirm that instructions for purchases or redemptions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Shareholders should retain this Supplement for future reference.

SAI-BLF-LIQ-0922SUP